UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2009 (July 1, 2009)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Arista Place, Suite 200, Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 1, 2009, ARCA biopharma, Inc., a Delaware corporation (the “Company”) announced that Richard Brewer was resigning as the Company’s Chief Executive Officer and that his employment with the Company would be ending effective as of July 10, 2009. Effective July 10, 2009, Mr. Brewer will assume the role of Chairman of the Board of Directors of the Company. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c) On July 1, 2009, the Company announced that effective July 10, 2009 Michael R. Bristow will resign as Chairman of the Board and become President and Chief Executive Officer of the Company, a position Dr. Bristow previously held with the Company prior to Mr. Brewer’s appointment. Dr. Bristow will remain a member of the Board of Directors. The Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K other than previously disclosed. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(e) Effective July 10, 2009, the first sentence of Section 3 of that certain Amended and Restated Employment Agreement dated June 1, 2008 between Dr. Bristow and the Company will be amended to provide that he will be paid a reduced salary of $8,333.34 per month in order to conserve the Company’s available cash.

The Amended and Restated Employment Agreement dated June 1, 2008 between Mr. Brewer and the Company will terminate effective on July 10, 2009. In order to conserve the Company’s available cash, Mr. Brewer chose to forego any additional salary or cash severance payments under the terms of such agreement. As a continuing director, Mr. Brewer will be entitled to receive an annual retainer fee of $30,000 per year and an annual grant of an additional 3,500 shares of the Company’s common stock under the Amended and Restated ARCA biopharma, Inc. 2004 Equity Incentive Plan pursuant to the Company’s existing non-employee director compensation plan.

Section 9 – Financial Statements and Exhibits

Item	9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 1, 2009, entitled “ARCA biopharma Announces Changes to Management Team Reflecting Change in Commercial Strategy.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2009

ARCA biopharma, Inc. (Registrant)

By:	/s/ Kathryn E. Falberg
Name:	Kathryn E. Falberg
Title:	Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 1, 2009, entitled “ARCA biopharma Announces Changes to Management Team Reflecting Change in Commercial Strategy.”